SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: July 20, 2000


                          INTERNET VENTURE GROUP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                            Strategic Ventures, Inc.
                             -----------------------
                                  (former name)


Florida                         33-19196-A                 59-2919648
------------------              -----------                ----------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)

      9601 West Sam Houston Parkway South, Bldg. 100, Houston, Texas 77049
      --------------------------------------------------------------------
                                  (New Address)


        Registrant's telephone number, including area code (713) 596-9308
                                                           --------------

Item 1.  Changes in Control of Registrant

            None.

Item 2.  Acquisition or Disposition of Assets

            None.

Item 3.  Bankruptcy or Receivership

            None.

Item 4.  Changes in Registrant's Certifying Accountant

            None.

Item 5.  Other Events

            The July 7, 2000 8-K in which the proposed purchase of the stock of Texas Staffing Services, Inc. was reported is whereby amended to reflect the Agreement to extend the definitive Agreement Date to August 18, 2000 and the closing date to September 15, 2000.

Item 6.  Resignation and Appointment of Directors

            None.

Item 7.  Financial Statements, Pro Forma Financials, & Exhibits

            Financial Statements:

                     None.

            Pro Forma Financial Statements:

                     None.

            Exhibits:

                     10.3 Second amendment to the Letter of Intent between Internet Venture Group, Inc. and Texas Staffing Services, Inc.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 20, 2000                         Internet Venture Group, Inc.


                                                /s/ Elorian Landers
                                            By: --------------------------------
                                                  Elorian Landers, President

                                  EXHIBIT 10.3

                      SECOND AMENDMENT TO LETTER OF INTENT

                                CHARLES L. JOEKEL
                          TEXAS STAFFING SERVICES, INC.

                         3000 Richmond Avenue, Suite 120
                              Houston, Texas 77098
                              Phone (713) 529-0202

                               Fax (713) 524-4454

                                  July 12, 2000

                           PRIVILEGED AND CONFIDENTIAL

VIA FACSIMILE: 713-771-7536

Elorian Landers, President
Internet Venture Group, Inc.
9307 West Sam Houston Parkway

Building 100
Houston, Texas 77099

         RE: Internet Venture Group, Inc. ("iVG"); Proposed purchase of the stock of Texas Staffing Services, Inc. d/b/a/ Trendsetter Staffing Services ("TSS") from Charles L. Joekel ("Joekel"); Second Amendment to the Letter of Intent ("LOI") dated April 25, 2000

Dear Elorian:

         This letter is the Second Amendment to the Letter of Intent (LOI) executed between iVG and TSS on April 25, 2000. As indicated by the execution of this agreement by all parties to the LOI and in consideration of the mutual covenants agreements herein contained the LOI dated April 25, 2000 is hereby amended as follows:

1. The second full paragraph of page 1 of the LOI is amended to change the date from "July 18, 2000" to "August 18, 2000;"

2. Paragraph No. 1 on page 1 (and continuing on page 2) of the LOI, "July 18, 2000" is hereby amended to August 18, 2000;"

3. Paragraph No. 4 on page 5 of the LOI, the date "September 1, 2000" is hereby amended to "September 15, 2000;"

4. Paragraph III, No. 2, on page 7, "July 18, 2000" is hereby amended to "August 18, 2000;"

5. Paragraph No. 9 on page 8 of the LOI wherein the date is stated as "July 18, 2000" shall be amended to read "August 18, 2000."

Elorian Landers, President
Internet Venture Group, Inc.
July 12, 2000
Page 2


         No other amendments, agreements, changes or alternations are made as of this date except as specifically set forth above.

         If you agree with and accept the foregoing amendments, all incorporated by reference into the LOI dated April 25, 2000, which will then constitute our agreement with respect to its subject matter, please do so on or before July 18, 2000, or the amendments and the LOI dated April 25, 2000 will have no further force or effect in its entirety.

                                           Very truly yours,

                                           CHARLES L. JOEKEL (Seller)


                                           /s/ Charles L. Joekel
                                           -----------------------------------

AGREED AND ACCEPTED on the 13 day of July 2000.

INTERNET VENTURE GROUP, INC. (Purchaser)


By:   /s/ Elorian Landers
      -----------------------------
      Elorian Landers, President

c:       Drew N. Bagot, Esq.
         Vial, Hamilton, Koch & Knox, LLP
         1717 Main Street, Suite 4400
         Dallas, Texas 75201

c:       Thomas G. Gruenert, Esq.
         7707 Fannin, Suite 203
         Houston, Texas 77054